Exhibit 10.1

July 3, 2024

Oruka Therapeutics, Inc.
221 Crescent Street, Building 23, Suite 105
Waltham, MA 02453
Attention: Lawrence Klein
Email: [***]

RE:	Subscription Agreement – Purchase Price

To Whom It May Concern:

Reference is made to that certain Subscription Agreement, dated April 3, 2024 (the “Subscription Agreement”), by and among Oruka Therapeutics, Inc. (the “Company”) each of the purchasers listed on the signature pages thereto. Capitalized terms used but not defined in this letter shall have the meanings given to such terms in the Subscription Agreement.

The parties, in accordance with Section 9.01 of the Subscription Agreement, hereby agree that, effective as of the date hereof, the definition of “Purchase Price” shall be amended by replacing such definition with the following:

“Purchase Price” means an amount equal to (i) the Company Equity Value (as defined in the Merger Agreement), (ii) divided by the number of Company Outstanding Shares (as defined in the Merger Agreement but excluding the Securities being issued hereunder) as of immediately prior to the closing of offering of the Securities hereunder.

This letter agreement shall constitute an amendment of the Subscription Agreement in accordance with Section 9.01 of the Subscription Agreement. This letter agreement and the Subscription Agreement (together with the schedules and exhibits thereto, and any documents executed by the parties simultaneously therewith or pursuant thereto) constitute the entire agreement, and supersede all prior written agreements, arrangements, communications and understandings and all prior and contemporaneous oral agreements, arrangements, communications and understandings among the parties with respect to the subject matter hereof and thereof. Except as expressly amended hereby, the Subscription Agreement shall remain in full force and effect without modification. Section 9 (Miscellaneous) of the Subscription Agreement is hereby incorporated by reference into this letter agreement, mutatis mutandis.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this letter agreement to be signed by their respective officers (if an entity) thereunto duly authorized, all as of the date first written above.

COMPANY:	Oruka Therapeutics, Inc.

By:
Name:
Title:

[Signature Page to Letter Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this letter agreement to be signed by their respective officers (if an entity) thereunto duly authorized, all as of the date first written above.

PURCHASER:

[•]

By:
Name:
Title:

[Signature Page to Letter Agreement]

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